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                                                             Exhibit 23.1

[LOGO] AIRCRAFT
       INFORMATION
       SERVICES, INC.


                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1997.

Date: June 26, 1997                    Aircraft Information Services, Inc.



                                      By: /s/ Fred E. Bearden
                                          ----------------------
                                          Name:  Fred E. Bearden
                                          Title: President